Exhibit 99.1

Open Text Reports Second Quarter Fiscal Year 2013 Financial Results
Waterloo, ON, Jan. 24, 2013 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), announced today its financial results for the second quarter ended December 31, 2012.
Financial Highlights for Q2 FY13 (1)

•	Total revenue for the period was $352.2 million, up 10% Y/Y

•	License revenue was $76.1 million, compared to $89.7 million last year

•	Cloud services revenue was $46.2 million

•	Non-GAAP-based EPS, diluted was $1.58 compared to $1.39 Y/Y, up 14% Y/Y; GAAP-based EPS, diluted was $1.04 compared to $0.81 Y/Y (2)

•	Non-GAAP-based operating income was $113.0 million and 32.1% of revenues; GAAP-based income from operations was $67.2 million and 19% of revenues (2)

•	Operating cash flow was $74.7 million compared to $44.7 million up 67%Y/Y, with an ending cash balance of $367.3 million.

“We performed well in the quarter, delivering the highest quarterly revenue, non-GAAP operating margin, and non-GAAP EPS in the Company's history," said OpenText CEO Mark J. Barrenechea. "We continue to invest in expanding our sales force and building new products, balanced with strong earnings. I am confident these investments will yield results."

"We are committed to leading the market with the broadest range of EIM software and services, both on premise and in the cloud."

Business Highlights

•	Financial, services, technology and basic materials industries saw the most demand

•	5 license transactions over $1 million and 11 license transactions between $500K and $1 million in the second quarter

•
Customer successes in the second quarter include Husch Blackwell Sanders, Defense Logistics Agency, LG&E and KU Services Company, Howard County Maryland, Mitsubishi Electric Information Systems, Sprint and Lincolnshire County Council

•	OpenText delivers Enterprise Information Management apps for Windows® 8

•	OpenText offers software trade-in for Autonomy customers

•	Latest release of OpenText Managed File Transfer helps customers reduce information exchange risks

•	OpenText delivers Tempo Social and Tempo Box in the cloud

•	OpenText unveils EIM cloud

•	OpenText announces InfoFusion

•	Leading analyst firm validates OpenText as leader in growing global enterprise fax software and services markets

•	OpenText expands in India: growing customer base, expanded R&D capacity

•	Leading organizations in India increasingly adopt OpenText's cloud services and solutions to help accelerate growth and revenue

Summary of Quarterly Results
	Q2 FY13	Q1 FY13	Q2 FY12	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$352.2	$326.2	$321.5	8.0%		9.6%
GAAP-based gross margin	65.2%	63.0%	67.1%	220	bps	(190)	bps
GAAP-based operating income margin	19.1%	12.3%	17.2%	680	bps	190	bps
GAAP-based EPS, diluted	$1.04	$0.33	$0.81	215.2%		28.4%
Non-GAAP-based gross margin (2)	71.8%	70.4%	73.8%	140	bps	(200)	bps
Non-GAAP-based operating margin (2)	32.1%	28.7%	30.7%	340	bps	140	bps
Non-GAAP-based EPS, diluted (2)	$1.58	$1.31	$1.39	20.6%		13.7%

Summary of Year to Date Results
	Q2 FY13	Q1 FY13	Q2 FY12	% Change (Y/Y) (bps)
Revenue (million)	$678.4	$326.2	$609.5	11.3%
GAAP-based gross margin	64.1%	63.0%	66.0%	(190)	bps
GAAP-based operating income margin	15.8%	12.3%	13.5%	230	bps
GAAP-based EPS, diluted	$1.37	$0.33	$1.41	(2.8)%
Non-GAAP-based gross margin (2)	71.1%	70.4%	73.0%	(190)	bps
Non-GAAP-based operating margin (2)	30.5%	28.7%	28.1%	240	bps
Non-GAAP-based EPS, diluted (2)	$2.89	$1.31	$2.42	19.4%

Conference Call Information

The public is invited to listen to the earnings conference call at 5:00 p.m. ET (2:00 p.m. PT) by dialing 800-814-4859 (toll-free) or 416-644-3414 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://www.opentext.com/2/global/ex_event.html?evtype=events&id=701D0000000VhlpIAC .

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on February 7, 2013 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4588113 followed by the number sign.

Please see below note (2) for a reconciliation of non-US GAAP- based financial measures used in this press release, to US GAAP based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“OpenText” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company's assumptions, although considered reasonable by the Company at the date of this press release, may prove to be inaccurate and consequently the Company's actual results could differ materially from the expectations set out herein.
Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; and (viii) the demand for the Company's product and the extent of deployment of the company's products in the EIM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof;  (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products.
For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: (415) 963-0825
New York: (646) 843-5621
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2013 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share data)
	December 31, 2012	June 30, 2012
	(unaudited)
ASSETS
Cash and cash equivalents	$367,258	$559,747
Accounts receivable trade, net of allowance for doubtful accounts of $6,031 as of December 31, 2012 and $5,655 as of June 30, 2012	168,073	163,664
Income taxes recoverable	19,845	17,849
Prepaid expenses and other current assets	45,157	44,011
Deferred tax assets	14,101	4,003
Total current assets	614,434	789,274
Property and equipment	83,135	81,157
Goodwill	1,212,657	1,040,234
Acquired intangible assets	428,361	312,563
Deferred tax assets	141,736	115,128
Other assets	22,659	23,739
Deferred charges	62,095	68,653
Long-term income taxes recoverable	12,128	13,545
Total assets	$2,577,205	$2,444,293
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$177,979	$131,734
Current portion of long-term debt	45,136	41,374
Deferred revenues	240,347	273,987
Income taxes payable	13,037	27,806
Deferred tax liabilities	1,203	1,612
Total current liabilities	477,702	476,513
Long-term liabilities:
Accrued liabilities	19,144	14,247
Deferred credits	8,950	10,086
Pension liability	25,042	22,074
Long-term debt	536,250	555,000
Deferred revenues	12,218	12,653
Long-term income taxes payable	151,888	147,623
Deferred tax liabilities	75,672	26,705
Total long-term liabilities	829,164	788,388
Shareholders' equity:
Share capital
58,570,575 and 58,358,990 Common Shares issued and outstanding at December 31, 2012 and June 30, 2012, respectively; Authorized Common Shares: unlimited	641,684	635,321
Additional paid-in capital	92,463	95,026
Accumulated other comprehensive income	42,661	44,364
Retained earnings	522,605	442,068
Treasury stock, at cost (610,878 and 793,494 shares at December 31, 2012 and at June 30, 2012, respectively)	(29,074)	(37,387)
Total shareholders' equity	1,270,339	1,179,392
Total liabilities and shareholders' equity	$2,577,205	$2,444,293

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Revenues:
License	$76,125	$89,703	$131,781	$154,731
Cloud services	46,151	—	91,035	—
Customer support	164,658	165,386	326,754	327,383
Professional service and other	65,246	66,367	128,804	127,388
Total revenues	352,180	321,456	678,374	609,502
Cost of revenues:
License	5,331	5,370	9,499	9,368
Cloud services	18,261	—	36,544	—
Customer support	28,277	28,468	54,100	54,737
Professional service and other	47,664	50,604	96,246	100,955
Amortization of acquired technology-based intangible assets	23,191	21,253	46,973	42,043
Total cost of revenues	122,724	105,695	243,362	207,103
Gross profit	229,456	215,761	435,012	402,399
Operating expenses:
Research and development	38,718	42,652	78,624	86,110
Sales and marketing	67,977	68,451	132,492	133,331
General and administrative	30,005	25,126	58,138	50,887
Depreciation	6,105	5,634	12,214	10,892
Amortization of acquired customer-based intangible assets	17,147	13,445	34,399	26,486
Special charges	2,269	5,221	11,823	12,326
Total operating expenses	162,221	160,529	327,690	320,032
Income from operations	67,235	55,232	107,322	82,367
Other income (expense), net	1,541	2,637	1,470	11,949
Interest expense, net	(4,515)	(3,607)	(8,883)	(6,393)
Income before income taxes	64,261	54,262	99,909	87,923
Provision for income taxes	3,153	6,819	19,372	5,494
Net income for the period	$61,108	$47,443	$80,537	$82,429
Earnings per share—basic	$1.04	$0.82	$1.38	$1.43
Earnings per share—diluted	$1.04	$0.81	$1.37	$1.41
Weighted average number of Common Shares outstanding—basic	58,503	57,846	58,473	57,642
Weighted average number of Common Shares outstanding—diluted	58,983	58,672	58,961	58,647

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Net income for the period	$61,108	$47,443	$80,537	$82,429
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(989)	(1,354)	(1,465)	(11,972)
Net unrealized gain (loss) on cash flow hedges	(1,453)	3,132	491	(2,070)
Net actuarial gain (loss) relating to defined benefit pension plans	(620)	342	(729)	(206)
Total other comprehensive income (loss), net, for the period	$(3,062)	$2,120	$(1,703)	$(14,248)
Total comprehensive income	$58,046	$49,563	$78,834	$68,181

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income for the period	$61,108	$47,443	$80,537	$82,429
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	46,443	40,332	93,586	79,421
Share-based compensation expense	3,174	3,397	6,276	8,241
Excess tax benefits on share-based compensation expense	(259)	(163)	(611)	(495)
Pension expense	228	169	470	306
Amortization of debt issuance costs	535	248	1,072	578
Amortization of deferred charges and credits	2,929	2,707	5,858	5,379
Loss on sale and write down of property and equipment	22	34	24	203
Deferred taxes	(2,013)	7,891	(1,152)	(6,958)
Impairment and other non cash charges	—	2,700	—	1,345
Changes in operating assets and liabilities:
Accounts receivable	964	(21,681)	20,406	(27)
Prepaid expenses and other current assets	(1,640)	2,199	1,384	8,041
Income taxes	(18,261)	(12,141)	(13,888)	2,883
Deferred charges and credits	—	(5,607)	(436)	(14,653)
Accounts payable and accrued liabilities	(365)	4,608	(20,620)	(16,799)
Deferred revenue	(18,668)	(24,808)	(36,738)	(57,806)
Other assets	497	(2,630)	289	(2,042)
Net cash provided by operating activities	74,694	44,698	136,457	90,046
Cash flows from investing activities:
Additions of property and equipment	(4,879)	(8,785)	(9,917)	(16,687)
Purchase of patents	—	(193)	—	(193)
Purchase of System Solutions Australia Pty Limited, net of cash acquired	(516)	(1,524)	(516)	(1,524)
Purchase of Operitel Corporation, net of cash acquired	—	—	—	(6,260)
Purchase of Global 360 Holding Corp., net of cash acquired	—	2,058	—	(245,653)
Purchase of EasyLink Services International Corporation, net of cash acquired	—	—	(315,331)	—
Purchase consideration for prior period acquisitions	(214)	(335)	(431)	(609)
Net cash used in investing activities	(5,609)	(8,779)	(326,195)	(270,926)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	259	163	611	495
Proceeds from issuance of Common Shares	2,409	3,424	6,402	11,261
Purchase of Treasury Stock	—	—	—	—
Proceeds from long-term debt and revolver	—	600,000	—	648,500
Repayment of long-term debt and revolver	(7,671)	(332,940)	(15,338)	(333,856)
Debt issuance costs	—	(9,309)	—	(9,309)
Net cash provided by (used in) financing activities	(5,003)	261,338	(8,325)	317,091
Foreign exchange gain (loss) on cash held in foreign currencies	941	(2,640)	5,574	(6,440)
Increase (decrease) in cash and cash equivalents during the period	65,023	294,617	(192,489)	129,771
Cash and cash equivalents at beginning of the period	302,235	119,294	559,747	284,140
Cash and cash equivalents at end of the period	$367,258	$413,911	$367,258	$413,911

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-US GAAP net income and non-US GAAP EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company's results. The Company uses the financial measures non-US GAAP EPS and non-US GAAP net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of non-US GAAP net income and non-US GAAP EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Non-US GAAP net income and non-US GAAP EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company's management believes that the presentation of non-US GAAP net income and non-US GAAP EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.

The following charts provide (unaudited) reconciliations of US GAAP based financial measures to non-US GAAP based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended December 31, 2012. ($ in thousands except for per share amounts)
	Three Months Ended December 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	18,261	(30)	(1)	18,231
Customer Support	28,277	(107)	(1)	28,170
Professional Service and Other	47,664	(188)	(1)	47,476
Amortization of acquired technology-based intangible assets	23,191	(23,191)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	229,456	23,516		252,972
Operating Expenses
Research and development	38,718	(331)	(1)	38,387
Sales and marketing	67,977	(1,653)	(1)	66,324
General and administrative	30,005	(865)	(1)	29,140
Amortization of acquired customer-based intangible assets	17,147	(17,147)	(2)	—
Special charges	2,269	(2,269)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	67,235	45,781		113,016
Other income (expense), net	1,541	(1,541)	(4)	—
Provision for income taxes	3,153	12,037	(5)	15,190
GAAP-based net income for the period/ Non-GAAP-based net income	61,108	32,203	(6)	93,311
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$1.04	$0.54	(6)	$1.58

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 5% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2012
		Per share
Non-GAAP-based net income	$93,311	$1.58
Less:
Amortization	40,338	0.68
Share-based compensation	3,174	0.05
Special charges	2,269	0.04
Other (income) expense, net	(1,541)	(0.03)
GAAP-based provision for income taxes	3,153	0.05
Non-GAAP based provision for income taxes	(15,190)	(0.25)
GAAP-based net income	$61,108	$1.04

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the six months ended December 31, 2012. ($ in thousands except for per share amounts)
	Six Months Ended December 31, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Cloud services	36,544	(30)	(1)	36,514
Customer Support	54,100	(145)	(1)	53,955
Professional Service and Other	96,246	(365)	(1)	95,881
Amortization of acquired technology-based intangible assets	46,973	(46,973)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	435,012	47,513		482,525
Operating Expenses
Research and development	78,624	(669)	(1)	77,955
Sales and marketing	132,492	(3,319)	(1)	129,173
General and administrative	58,138	(1,748)	(1)	56,390
Amortization of acquired customer-based intangible assets	34,399	(34,399)	(2)	—
Special charges	11,823	(11,823)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	107,322	99,471		206,793
Other income (expense), net	1,470	(1,470)	(4)	—
Provision for income taxes	19,372	8,335	(5)	27,707
GAAP-based net income for the period/ Non-GAAP-based net income	80,537	89,666	(6)	170,203
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$1.37	$1.52	(6)	$2.89

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 19% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2012
		Per share
Non-GAAP-based net income	$170,203	$2.89
Less:
Amortization	81,372	1.38
Share-based compensation	6,276	0.11
Special charges	11,823	0.20
Other (income) expense, net	(1,470)	(0.02)
GAAP-based provision for income taxes	19,372	0.33
Non-GAAP based provision for income taxes	(27,707)	(0.48)
GAAP-based net income	$80,537	$1.37

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended September 30, 2012. ($ in thousands except for per share amounts)
	Three Months Ended September 30, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Customer Support	25,823	(38)	(1)	25,785
Professional Service and Other	48,582	(177)	(1)	48,405
Amortization of acquired technology-based intangible assets	23,782	(23,782)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	205,556	23,997		229,553
Operating Expenses
Research and development	39,906	(338)	(1)	39,568
Sales and marketing	64,515	(1,666)	(1)	62,849
General and administrative	28,133	(883)	(1)	27,250
Amortization of acquired customer-based intangible assets	17,252	(17,252)	(2)	—
Special charges	9,554	(9,554)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	40,087	53,690		93,777
Other income (expense), net	(71)	71	(4)	—
Provision for income taxes	16,219	(3,702)	(5)	12,517
GAAP-based net income for the period/ Non-GAAP-based net income	19,429	57,463	(6)	76,892
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.33	$0.98	(6)	$1.31

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 45% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2012
		Per share
Non-GAAP-based net income	$76,892	$1.31
Less:
Amortization	41,034	0.70
Share-based compensation	3,102	0.05
Special charges	9,554	0.16
Other (income) expense, net	71	—
GAAP-based provision for income taxes	16,219	0.28
Non-GAAP based provision for income taxes	(12,517)	(0.21)
GAAP-based net income	$19,429	$0.33

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended December 31, 2011. ($ in thousands except for per share amounts)
	Three Months Ended December 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	28,468	(34)	(1)	28,434
Professional Service and Other	50,604	(106)	(1)	50,498
Amortization of acquired technology-based intangible assets	21,253	(21,253)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	215,761	21,393		237,154
Operating Expenses
Research and development	42,652	(768)	(1)	41,884
Sales and marketing	68,451	(1,676)	(1)	66,775
General and administrative	25,126	(813)	(1)	24,313
Amortization of acquired customer-based intangible assets	13,445	(13,445)	(2)	—
Special charges	5,221	(5,221)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	55,232	43,316		98,548
Other income (expense), net	2,637	(2,637)	(4)	—
Provision for income taxes	6,819	6,472	(5)	13,291
GAAP-based net income for the period/ Non-GAAP-based net income	47,443	34,207	(6)	81,650
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.81	$0.58	(6)	$1.39

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 13% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2011
		Per share
Non-GAAP-based net income	$81,650	$1.39
Less:
Amortization	34,698	0.59
Share-based compensation	3,397	0.06
Special charges	5,221	0.09
Other (income) expense, net	(2,637)	(0.04)
GAAP-based provision for income taxes	6,819	0.12
Non-GAAP based provision for income taxes	(13,291)	(0.24)
GAAP-based net income	$47,443	$0.81

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the six months ended December 31, 2011. ($ in thousands except for per share amounts)
	Six Months Ended December 31, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	54,737	(58)	(1)	54,679
Professional Service and Other	100,955	(205)	(1)	100,750
Amortization of acquired technology-based intangible assets	42,043	(42,043)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	402,399	42,306		444,705
Operating Expenses
Research and development	86,110	(1,844)	(1)	84,266
Sales and marketing	133,331	(3,446)	(1)	129,885
General and administrative	50,887	(2,687)	(1)	48,200
Amortization of acquired customer-based intangible assets	26,486	(26,486)	(2)	—
Special charges	12,326	(12,326)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	82,367	89,095		171,462
Other income (expense), net	11,949	(11,949)	(4)	—
Provision for income taxes	5,494	17,615	(5)	23,109
GAAP-based net income for the period/ Non-GAAP-based net income	82,429	59,531	(6)	141,960
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$1.41	$1.01	(6)	$2.42

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 6% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2011
		Per share
Non-GAAP-based net income	$141,960	$2.42
Less:
Amortization	68,529	1.17
Share-based compensation	8,240	0.14
Special charges	12,326	0.21
Other (income) expense, net	(11,949)	(0.20)
GAAP-based provision for income taxes	5,494	0.10
Non-GAAP based provision for income taxes	(23,109)	(0.41)
GAAP-based net income	$82,429	$1.41

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2012:

	Three Months Ended December 31, 2012
Currencies	% of Revenue	% of Expenses*
EURO	26%	16%
GBP	8%	8%
CAD	6%	19%
USD	48%	43%
Other	12%	14%
Total	100%	100%

	Six Months Ended December 31, 2012
Currencies	% of Revenue	% of Expenses*
EURO	25%	16%
GBP	8%	8%
CAD	6%	18%
USD	49%	44%
Other	12%	14%
Total	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.